Exhibit 4(c)


                           FLEET FINANCIAL GROUP, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF RHODE ISLAND
        THIS CERTIFICATE IS TRANSFERABLE IN HARTFORD AND NEW YORK CITY
 SERIES VIII FIXED/ADJUSTABLE RATE NONCUMULATIVE PREFERRED STOCK, PAR VALUE $1
                         ($250 LIQUIDATION PREFERENCE)



                                                              CUSIP 338915 75 4
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

      This is to certify that [      ] is the owner of [      ] FULLY PAID AND
NON-ASSESSABLE SHARES OF THE SERIES VIII FIXED/ADJUSTABLE RATE NONCUMULATIVE PREFERRED STOCK OF Fleet Financial Group, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented are issued and held subject to the laws of the State of Rhode Island and to the Restated Articles of Incorporation and By-Laws of the Corporation, and amendments thereto, copies of which are on file with the Transfer Agent. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

Dated:


                                            /s/ Terrence Murray
                                         --------------------------------------
                                         Terrence Murray
                                         Chief Executive Officer and President



                                            /s/ William C. Mutterperl
                                         --------------------------------------
                                         William C. Mutterperl
                                         Secretary

      Corporate Seal



Countersigned and Registered:

      FLEET NATIONAL BANK
      (Hartford, CT)


By                                       Transfer Agent and Register
  -------------------------------------

                           FLEET FINANCIAL GROUP, INC.

      FLEET FINANCIAL GROUP, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common     UNIF GIFT MIN ACT        Custodian
   TEN ENT - as tenants by the                         --------         --------
             entireties                                (Cust)            (Minor)
   JT TEN  - as joint tenants with right            under Uniform Gift to Minors
             of survivorship and not as           Act
             tenants in common                       ---------------------------
                                                              (State)

    Additional abbreviations may also be used though not in the above list.

For value received,           hereby sell, assign and transfer           shares
                    ---------                                  ---------
                    (I or We)                                   (Amount)

of capital stock represented by this certificate to
                                                   ----------------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 -------------------------
/                         /
/                         /
- -------------------------------------------------------------------------------
                                      (PRINT FULL NAME AND ADDRESS OF ASSIGNEE)


- --------------------------------------------------------------------------------


- ---------------------------------------------------------------------, Assignee,

and do hereby irrevocably constitute and appoint
                                                --------------------------------
                                                (Leave blank or fill in as
                                                 explained in Notice below)

as Attorney to transfer the said Stock on the books of the Corporation with full power of substitution in the premises.

Dated:
      ---------------------------------     -----------------------------------
                                            Sign here exactly as name(s) is
                                            shown on the face of this
                                            Certificate without any change or
                                            alteration whatsoever.

      Important Notice: When you sign your name to this Assignment Form without the name of your "Assignee" or "Attorney", this stock certificate becomes fully negotiable, similar to a check signed in blank. Therefore to safeguard a signed certificate, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank, or (ii) if you are sending the signed certificate to your bank or broker, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use certified or registered mail for a stock certificate.